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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MARCH 27, 2007

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                         OIL STATES INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)

                                    Delaware
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                 (State or other jurisdiction of incorporation)

                 1-16337                               76-0476605
        (Commission File Number)            (IRS Employer Identification No.)

       333 Clay Street, Suite 4620
             Houston, Texas                               77002
 (Address of principal executive offices)              (Zip Code)

       Registrant's telephone number, including area code: ( 713) 652-0582

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

     (d) On March 27, 2007, the Board of Directors of Oil States International, Inc. (Company) appointed Cindy Taylor to the Board, effective May 1, 2007, to coincide with the date of her previously announced promotion to the role of the Company's President and Chief Executive Officer.

    Mrs. Taylor is the Company's current President and Chief Operating Officer and succeeds Mr. Douglas E. Swanson as the Company's Chief Executive Officer effective May 1, 2007. Mr. Swanson, who will retire from the position of Chief Executive Officer of the Company effective April 30, 2007, will remain a director on the Company's Board. A copy of the press release related to this appointment is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

     (d) Exhibits.

 EXHIBIT NO.          EXHIBIT TITLE
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      99.1            Press release dated April 2, 2007.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  OIL STATES INTERNATIONAL, INC.


Date: April 2, 2007                                      /s/ Robert W. Hampton
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                                                  Name:  Robert W. Hampton
                                                  Title: Senior Vice President,
                                                         Accounting and
                                                         Corporate Secretary

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                                INDEX TO EXHIBITS

 EXHIBIT NO.          DESCRIPTION
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      99.1            Press release dated April 2, 2007.

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